                                                                 EXHIBIT (99)(B)
                            FIRST UNION CORPORATION
                             EARNINGS PER SHARE (1)

                                                                               1995 EST.          1996 EST.          1997 (5)
                                                                             $MM      EPS       $MM      EPS       $MM      EPS
1     First Union........................................................    1,006   $ 5.75     1,172   $ 6.55     1,289   $ 7.20
2     First Fidelity.....................................................      459   $ 5.45       494   $ 5.90       543   $ 6.48
      ADJUSTMENT TO EARNINGS
3     Expense Efficiencies...............................................       10                 64                 91
4     Revenue Enhancements...............................................     --                   48                 74
5     Excess Capital Utilization.........................................     --                   15                 55
6     Total Adjustments..................................................       10                127                220
7     Total on New Shares (2)(3)(4)......................................    1,475   $ 5.29     1,793   $ 6.31     2,052   $ 7.23

(1) 1995 and 1996 earnings per share are estimated. Like all estimates of this type, there are many factors, such as changes in economic conditions, that are beyond our control. These factors could affect actual results. As a result, there will be differences between such estimates and the actual results, which could be material. These estimates are necessarily speculative in nature and no assurance can be given that these estimates will be realized.
(2) Excludes the impact of reduced FDIC insurance from 23 cents to 4 cents. The impact of this reduction on the combined company is estimated to be approximately 15 cents per share in '95 and 30 cents per share thereafter.
(3) Excludes 1995 after-tax one-time merger expenses of $140 million or 50 cents per share.
(4) Assumes 279 million shares in 1995, and 284 million shares in 1996 and 1997.
(5) 1997 earnings per share are not estimated. Such earnings are presented for illustrative purposes only and are based upon the estimated 1996 earnings per share plus 10%.

                       ESTIMATED INCREMENTAL REVENUE (1)

                                                                                                        1996     1997     1998
                                                                                                             ($ MILLIONS)
Capital Markets Products (Excluding risk management products)........................................      21       46       65
Risk Management Products.............................................................................       6       13       19
Dealer Division......................................................................................       5       13       19
International........................................................................................       9       10       10
Total Capital Markets................................................................................      41       82      113
Capital Management/Trust.............................................................................      17       18       19
Card Products........................................................................................      11       11       11
Insurance............................................................................................       4        4        4
Other................................................................................................       6        7        8
Total Pre-Tax........................................................................................      79      122      155
  After-Tax..........................................................................................      48       74       94
EPS Impact...........................................................................................   $0.17    $0.26    $0.33

(1) Like all estimates of this type, there are many factors, such as changes in economic conditions, that are beyond our control. These factors could affect actual results. As a result, there will be differences between such estimates and the actual results, which could be material. These estimates are necessarily speculative in nature and no assurance can be given that these estimates will be realized. These estimates assume the transaction will close on 12/31/95.

                         ESTIMATED EXPENSE SAVINGS (1)

                                                                                                1995    1996     1997     1998
                                                                                                         ($ MILLIONS)
Automation & Operations......................................................................      4       37       55       68
General Banking..............................................................................      3       23       27       33
Capital Markets..............................................................................      1       12       16       19
Marketing....................................................................................      2       11       13       17
Consumer Lending.............................................................................      2        7        7        9
Corporate Real Estate........................................................................      2        6        9       12
Finance......................................................................................      1        3        7       10
Mortgage Banking.............................................................................      0        3        7       10
Purchasing...................................................................................      0        3        6        8
Other........................................................................................      1        1        2        3
Total Pre-Tax................................................................................     16      106      149      189
  After-Tax..................................................................................     10       64       91      115
EPS Impact...................................................................................   $.03    $0.23    $0.32    $0.40

(1) Like all estimates of this type, there are many factors, such as changes in economic conditions, that are beyond our control. These factors could affect actual results. As a result, there will be differences between such estimates and the actual results, which could be material. These estimates are necessarily speculative in nature and no assurance can be given that these estimates will be realized. These estimates assume the transaction will close on 12/31/95.

                    ESTIMATED EXCESS CAPITAL UTILIZATION (1)

                                                                                                           1996    1997    1998
                                                                                                               ($ MILLIONS)
Pre-Tax.................................................................................................   $ 25    $ 90    $132
After-Tax...............................................................................................   $ 15    $ 55    $ 80
EPS.....................................................................................................   $.05    $.19    $.28

(1) Like all estimates of this type, there are many factors, such as changes in economic conditions, that are beyond our control. These factors could affect actual results. As a result, there will be differences between such estimates and the actual results, which could be material. These estimates are necessarily speculative in nature and no assurance can be given that these estimates will be realized.